Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

CHANGE IN TERMS AGREEMENT
(Standard Seller Warehouse Document Modifications)
THIS CHANGE IN TERMS AGREEMENT (this "Agreement") is made and entered into by the undersigned executing this Agreement as "Seller" and TEXAS CAPITAL BANK ("Bank") and is effective as of the date set forth below Bank's signature block hereto (the "Effective Date").
RECITALS
A.    Seller and Bank have entered into, or are otherwise bound under, that certain Mortgage Warehouse Agreement (as modified or amended from time to time, including pursuant to this Agreement, and including all addenda and exhibits to each of the foregoing, the "Warehouse Agreement") as of SEPTEMBER 1, 2021. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Warehouse Agreement.
B.    Seller and Bank now desire to modify and amend certain terms and provisions of the Warehouse Agreement and/or the other Warehouse Documents as more particularly described herein.
AGREEMENT
NOW, THEREFORE, in consideration of the premises, the covenants, representations, warranties and/or agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:
1.Advance Request Termination Date. The Advance Request Termination Date, as defined in Section 1.1 of the Warehouse Agreement, shall continue to mean and refer to the final day on which Seller may submit to Bank a Request. The Advance Request Termination Date is hereby modified and amended to be the earlier to occur of: (a) [***] after the Seller's Execution Date; or (b) the date on which Seller's rights under the Warehouse Agreement to submit any and all Requests to Bank shall terminate pursuant to the provisions of the Warehouse Agreement or any other Warehouse Document (including, pursuant to Section 5.2, 5.3 or 9.2 of the Warehouse Agreement). As used herein, "Seller's Execution Date" means the date set forth below Seller's signature block hereto as the "Seller's Execution Date".
2.Maximum Participation Amount. The defined term "Maximum Participation Amount" in Section 1.1 of the Warehouse Agreement is hereby deleted and replaced with the following:
"Maximum Participation Amount" shall mean an amount equal to [***]; provided, however, that during any Overline Period, the Maximum Participation Amount shall be the amount set forth for the same in the related Overline Confirmation for such Overline Period.
3.Minimum Pledged Balance. The defined term "Minimum Pledged Balance" in Section 1.1 of the Warehouse Agreement is hereby deleted and replaced with the following:
"Minimum Pledged Balance" shall mean good funds in an amount not less than [***] of the Maximum Participation Amount; provided, however, that during any Overline Period, the Minimum Pledged Balance shall be the amount set for the same in the related Overline Confirmation for such Overline Period.
4.Financial Covenants. Seller covenants and agrees that, until the Agreement Termination Date, Seller will, at all times, observe, perform and comply with each of the following covenant(s) (in

Exhibit 10.1
addition to those other covenants set forth in the Warehouse Agreement which are not specifically amended, modified or superseded hereby):
(a)Minimum Tangible Net Worth. Seller shall maintain Tangible Net Worth of not less than [***]. "Tangible Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be properly included as owner's equity on Seller's balance sheet, but excluding (i) all assets which are properly classified as intangible assets, and (ii) loans or advances to, or receivables from, any owner, officer or employee of Seller.
(b)Minimum Liquid Assets. Seller shall maintain Total Eligible Liquidity of not less than [***]. "Total Eligible Liquidity" means, at any particular time, the sum of Seller's cash, cash equivalents (certificates of deposit and other depository accounts established at FDIC-insured banks), United States government-issued securities and other registered, unrestricted equity or debt securities which are publicly traded on a recognized United States exchange and have been approved by Bank, in its sole and absolute discretion and which, in all events, are held in Seller's name and are free and clear of all Liens (except Liens in favor of Bank), as calculated and determined as set forth in Exhibit A attached hereto.
(c)Minimum Pre-Tax Net Income. Beginning with the [***] financial statements and building to a rolling four quarter basis, Seller shall maintain minimum pre-tax net income of not less than [***], excluding any markup or markdown of mortgage servicing rights.
If Seller is required or permitted under the Warehouse Agreement to deliver to Bank quarterly consolidated financial statements, then the above-described financial covenants will be tested and calculated by Bank based on the consolidated financial information of Seller and each other entity whose financial information is required or permitted by Bank to be set forth on such consolidated financial statements.
After the Effective Date, Seller and Bank may, in their sole discretion, enter into certain written agreements executed by Seller and Bank evidencing or otherwise governing one or more credit facilities extended by Bank to Seller in addition to the financial accommodations evidenced and governed by the Warehouse Agreement (collectively, "Credit Agreements"), which Credit Agreements may include (a) certain financial covenants pertaining to Seller in addition to those contained in this Agreement (each a "New Financial Covenant") and (b) one or more of the same financial covenants contained in this Agreement, but with certain modified terms pertaining to Seller with respect to each such financial covenant (each a "Modified Financial Covenant"). In such event, unless otherwise agreed to by Bank, the financial covenants contained in this Agreement shall automatically be modified and amended from time to time (a) to include each New Financial Covenant and (b) to include the most recent terms of each Modified Financial Covenant to the extent inconsistent with those contained in this Agreement. Except as modified and amended in accordance with the terms of the previous sentence, this Agreement shall continue in full force and effect as originally executed and delivered. The modifications and amendments contemplated hereby shall not be affected by the termination of any Credit Agreement, and shall survive the termination of each Credit Agreement.
Seller acknowledges Bank has requested, and Seller shall timely prepare and furnish to Bank, the financial statements and reports required under the Warehouse Agreement, plus such additional financial reports and information as Bank may from time to time request. In addition, Seller shall prepare and submit to Bank, on a [***] basis and no later than [***] after the close of each fiscal quarter, a compliance certificate executed by Seller, demonstrating Seller's compliance with the covenants of this Agreement and the provisions of the Warehouse Agreement, and such substantiation thereof as may be required by Bank, all in such form and content required by Bank from time to time. A copy of Bank's current required form of compliance certificate is attached hereto as Exhibit A. Although compliance certificates are to be delivered to Bank on a quarterly basis, Seller shall at all times comply with all covenants of this Agreement and the provisions of the Warehouse Agreement, and Bank may test Seller's compliance with such covenants at any time.
5.Replacement of Certain Section(s). Exhibit G to the Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

Exhibit 10.1
LIST OF CURRENT WAREHOUSE FACILITIES

Warehouse Lender	Maximum Facility Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.Representations and Warranties.
(d)Seller represents and warrants to Bank that all representations and warranties made by Seller to Bank in the Warehouse Documents as of the date thereof are true and correct as of the Effective Date, as if such representations and warranties were recited herein in their entirety. Any other representations and warranties made in this Agreement shall not limit the generality of the preceding sentence.
(e)As of the Effective Date, Seller hereby represents to Bank that: (i) no Event of Default exists; and (ii) no event or condition exists which, with the giving of notice or the passage of time or both, would constitute an Event of Default.
(f)As of the Effective Date, Seller represents and warrants to Bank that there is no fact that Seller is aware of and has not disclosed to Bank in writing that could have a material adverse effect on the Participation Interests or the ability of Seller to perform its obligations under the Warehouse Documents.
(g)As of the Execution Date, Seller represents and warrants to Bank that Seller has the power and authority required to enter into and perform its obligations under this Agreement and to make the agreements set forth herein. Without limiting the generality of the foregoing, as of the Effective Date: (i) the resolutions of Seller and each other entity (if any) which were most recently executed and delivered to Bank in connection with the Warehouse Agreement (collectively, the "Resolutions") are presently in full force and effect, and have not been rescinded, amended or otherwise modified; (ii) the formation and governance documents attached to the Resolutions (collectively, the "Organizational Documents"), are presently in full force and effect, and have not been rescinded, amended or otherwise modified; (iii) the execution and delivery of this Agreement and the other documents to be executed by or on behalf of Seller and delivered to Bank in connection with this Agreement (collectively, the "Change in Terms Documents"), and the consummation by Seller of the transactions contemplated hereby and

Exhibit 10.1
thereby, and the performance by Seller of its obligations hereunder and thereunder, are duly and validly authorized by the Resolutions and the Organizational Documents; (iv) each person executing the Change in Terms Documents on behalf of Seller has the requisite power and authority to do so pursuant to the Resolutions and the Organizational Documents; (v) no consent or approval is required from any person or entity (other than consents or approvals previously obtained) for the execution, delivery and performance of the Change in Terms Documents by Seller; and (vi) upon execution, each Change in Terms Document constitutes the legal, valid and binding obligations of Seller, enforceable in accordance with the terms thereof.
7.Miscellaneous Provisions.
(h)AS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO THIS AGREEMENT, SELLER HEREBY DECLARES THAT, AS OF THE EFFECTIVE DATE, IT HAS NO CLAIMS, SET-OFFS, COUNTERCLAIMS, DEFENSES OR OTHER CAUSES OF ACTION AGAINST BANK ARISING OUT OF ANY OF THE WAREHOUSE DOCUMENTS OR ANY OTHER DOCUMENT MENTIONED HEREIN OR OTHERWISE; AND, TO THE EXTENT ANY SUCH CLAIMS, SETOFFS, COUNTERCLAIMS, DEFENSES OR OTHER CAUSES OF ACTION MAY EXIST, WHETHER KNOWN OR UNKNOWN, SUCH ITEMS ARE HEREBY WAIVED BY SELLER.
(i)Effective as of the Effective Date, the Warehouse Agreement and the other Warehouse Documents are hereby supplemented, modified and amended as provided herein. The provisions of this Agreement supersede, modify and amend any and all inconsistent or conflicting provisions in the Warehouse Agreement and the other Warehouse Documents (including any and all written change in terms agreements executed by Seller and Bank prior to the Effective Date). Except as hereby supplemented, modified or amended, the Warehouse Agreement and the other Warehouse Documents are in full force and effect as of the Effective Date. The Warehouse Agreement and the other Warehouse Documents, as hereby supplemented, modified or amended, are ratified and confirmed by Seller as of the Effective Date.
(j)Except as may be expressly set forth in this Agreement, nothing contained herein shall affect, impair or release the liability of any Person who may now or hereafter be liable to Bank under the Warehouse Documents.
(k)This Agreement shall be governed by and construed in accordance with Texas law and applicable federal law.
(l)Seller represents and warrants that it has the power and authority required to enter into and perform its obligations under this Agreement and to make the agreements set forth herein. This Agreement may not be modified, amended or discharged except by written amendment executed by Seller and Bank. The terms and provisions of this Agreement shall be binding upon any successors and assigns of Seller permitted pursuant to the terms of the Warehouse Agreement and shall benefit the successors and assigns of Bank.
(m)This Agreement may be executed in multiple counterparts, each to constitute a separate agreement, but all, taken together, to constitute one and the same agreement.
(n)The liability of all Persons obligated to Bank in any manner under this Agreement shall be joint and several. If more than one Person shall execute this Agreement as "Seller", then the term "Seller" as used herein shall refer both to each such Person individually and to all such Persons collectively.
(o)This Agreement may be signed electronically or digitally in the manner specified by Bank. Each of the undersigned consents to the use of electronic and/or digital signatures by any or all of the undersigned in such manner specified by Bank. The undersigned agree not to deny the legal effect or enforceability of this Agreement solely because this Agreement was signed using electronic or digital signatures. Further, the undersigned agree not to object to the admissibility of this Agreement if it bears an electronic or digital signature on the grounds that any signature is not in its original form or on the grounds that this Agreement does not comply with Chapter 26 of the Texas Business and Commerce Code or any similar law.

Exhibit 10.1
(p)THIS WRITTEN AGREEMENT AND THE OTHER WAREHOUSE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

Exhibit 10.1
EXECUTED to be effective as of the Effective Date.

HOME POINT FINANCIAL CORPORATION, A NEW JERSEY CORPORATION

By:	/s/ JOSEPH RUHLIN

Name:	JOSEPH RUHLIN
Title:	TREASURER

Execution Date:     August 19, 2022

Seller's Contact Information for Notices:

HOME POINT FINANCIAL CORPORATION
2211 OLD EARHART ROAD, SUITE 250
ANN ARBOR, MI 48105
Attention:     JOSEPH RUHLIN
Phone:        [***]
E-mail:        [***]

WITH A COPY TO:
CHIEF LEGAL OFFICER
[***]

[Bank's Signature Page Follows]

Exhibit 10.1
ACCEPTED AND AGREED to by Bank at Richardson, Collin County, Texas, and executed to be effective as of the Effective Date.
BANK:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Heather Crawford

Name:	Heather Crawford
Title:	Vice President

Effective Date:    August 23, 2022

Exhibit 10.1
EXHIBIT A
(TO CHANGE IN TERMS AGREEMENT)
COMPLIANCE CERTIFICATE
[Follows This Cover Page]

Exhibit 10.1
HOME POINT FINANCIAL CORPORATION, A NEW JERSEY CORPORATION

COMPLIANCE CERTIFICATE

REPORTING PERIOD:                , 20____ through         , 20____
This Compliance Certificate (this "Certificate") is being delivered in connection with that certain Mortgage Warehouse Agreement (as amended and modified from time to time, and including all addenda and exhibits thereto, the "Agreement") entered into as of SEPTEMBER 1, 2021 executed by TEXAS CAPITAL BANK ("Bank") and the undersigned executing this Certificate as "Seller". Capitalized terms used in this Certificate shall, unless otherwise indicated herein, have the meanings set forth in the Agreement. On behalf of Seller, the undersigned certifies to Bank as of the last day of the reporting period indicated above (the "Determination Date") that: (a) no Event of Default has occurred and is continuing; (b) all representations and warranties of Seller contained in the Agreement and in the other Warehouse Documents are true and correct in all material respects; and (c) the information attached hereto and all documents provided to Bank to substantiate the same are true, correct and complete in all material respects.
Other Warehousing Facilities: Seller represents and warrants to Bank that any and all mortgage warehousing facilities of Seller (other than with Bank) in effect as of the date hereof are identified on the schedule attached hereto. Further, Seller represents and warrants to Bank that no default has occurred under any of the mortgage warehousing facilities of Seller identified in such schedule. Pursuant to the Agreement, Seller covenants and agrees to: (a) notify Bank in writing prior to entering into any other mortgage warehousing facilities; and (b) promptly notify Bank in writing regarding any material change in any mortgage warehousing facility of Seller (including as to the maximum amount of any such facility and as to any termination, suspension or non-renewal of any such facility) or any event of default by Seller under any such mortgage warehousing facility.
EXECUTED by Seller as of the Determination Date.

SELLER:

HOME POINT FINANCIAL CORPORATION, A NEW JERSEY CORPORATION

By:

Name:

Title: